EXHIBIT 21

All subsidiaries of the Registrant included in the Consolidated Financial Statements as of December 31, 1997 are listed below:

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                Subsidiary                          Description Of Activity              Jurisdiction Of Incorporation
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  Crestar Bank (1)                            Banking Services                            Virginia
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  Crestar Mortgage Corporation (2)            Mortgage Banking Services                   Virginia
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  CMC Oreo, Inc. (3)                          Real Estate Holding                         Virginia
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  Crestar Leasing Corporation (2)             Equipment Leasing                           Virginia
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  Capitoline Investment Services              Investment Advisory Services                Virginia
  Incorporated (2)
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  Southern Service Corporation (2)            Real Estate Mortgage Trustee                Virginia
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  Crestar Securities Corporation (1)          Securities Brokerage Services               Virginia
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  Crestar Insurance Agency,                   Insurance Agency                            Virginia
  Incorporated (1)
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  Annapolis Federal Funding                   Investment Securities Holding               Maryland
  Corporation I (2)
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  VA Properties, Inc. (2)                     Real Estate Holding                         Virginia
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  Fifth GWR REFG, Inc. (2)                    Real Estate Holding                         Virginia
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  Villages of KC Properties, Inc. (2)         Real Estate Holding                         Virginia
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  Hilltop of Virginia, Inc. (2)               Real Estate Holding                         Virginia
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  MD Properties, Inc. (2)                     Real Estate Holding                         Maryland
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
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                Subsidiary                          Description Of Activity              Jurisdiction Of Incorporation
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
  MD Oreo, Inc. (2)                           Real Estate Holding                         Maryland
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  DC Properties, Inc. (2)                     Real Estate Holding (Inactive)              District of Columbia
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  DC Properties II, Inc. (2)                  Real Estate Holding (Inactive)              District of Columbia
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  Jefferson Funding Corporation I (2)         Investment Securities Holding               Virginia
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  Jefferson Funding Corporation II (2)        Investment Securities Holding               Virginia
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  Covenant Towers Holding Corp. (2)           Real Estate Development                     South Carolina
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  Loyola Financial Corporation (1)            Real Estate Holding                         Maryland
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  Bay Woods, Inc. (4)                         Real Estate Development (Inactive)          Maryland
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  Loyola Financial and Development            Real Estate Holding                         Maryland
  Corporation (2)
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  Cromwell Station, Inc. (5)                  Real Estate Development                     Maryland
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  Dover Meadows, Inc. (5)                     Real Estate Development                     Maryland
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  Hunt Country, Inc. (5)                      Real Estate Development                     Maryland
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  Loyola Investors, Inc. (5)                  Real Estate Development                     Maryland
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  Mid-Atlantic Builders, Inc. (5)             Real Estate Development                     Maryland
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  Valley Manor, Inc. (5)                      Real Estate Development                     Maryland
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  Woodmore Highlands, Inc. (5)                Real Estate Development                     Maryland
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  FSB Development, Inc. (2)                   Real Estate Development                     Maryland
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  Mid-Atlantic Financial Group, Inc. (3)      Mortgage Origination                        Maryland
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
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                Subsidiary                          Description Of Activity              Jurisdiction Of Incorporation
------------------------------------------- ------------------------------------------ ---------------------------------
  Loyola Westpalm Corp. (2)                   Real Estate Development                     Maryland
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  Crestar Capital Trust I (1)                 Issuer of Trust Preferred Securities        Delaware
------------------------------------------- ------------------------------------------ ---------------------------------

  J.J.K. Development Co. IV, Inc. (5)         Real Estate Development                     Maryland
------------------------------------------- ------------------------------------------ ---------------------------------

  Citizens Bank of Maryland (1)               Banking Services                            Maryland
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  Citizens Bank of Washington, N.A.           Banking Services                            National Banking Association
  (1)
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  Citizens Mortgage Company (6)               Mortgage Banking                            Maryland
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  CBRE Holding Company (6)                    Real Estate Holding                         Maryland
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  CBRE II, Inc. (6)                           Real Estate Holding                         U.S. Virgin Islands
------------------------------------------- ------------------------------------------ ---------------------------------

  BTH, Inc. (6)                               Real Estate Holding                         Maryland
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  Citizens Community Development              Real Estate Development                     Maryland
  Company (6)
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

Table
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(1)    Wholly-owned by Crestar Financial Corporation
(2)    Wholly-owned by Crestar Bank
(3)    Wholly-owned by Crestar Mortgage Corporation
(4)    Wholly-owned by Loyola Financial Corporation
(5)    Wholly-owned by Loyola Financial and Development Corporation
(6)    Citizens Bank of Maryland

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